Exhibit 10.6

SECOND AMENDMENT

SECOND AMENDMENT (the “Amendment”), dated as of November 4, 2003, with respect to that certain Third Amended and Restated Loan and Security Agreement, dated as of December 31, 2002 (as amended prior to the date hereof, the “Credit Agreement”), among the entities party to the Credit Agreement as Borrowers thereunder (each individually a “Borrower” and collectively, “Borrowers”), US LEC Corp., a Delaware corporation (“Holdings”), as Guarantor and Borrower Representative, each financial institution or entity listed on the signature pages thereof as a “Lender” and the other financial institutions or entities which become parties thereto as successors or assigns (each a “Lender” and collectively, “Lenders”), and General Electric Capital Corporation (in its individual capacity, “GE Capital”), as administrative agent for Lenders (in such capacity, “Administrative Agent”).

W IT N E S S E T H:

WHEREAS, Borrowers, Holdings, Lenders and Administrative Agent are parties to the Credit Agreement;

WHEREAS, Borrowers have requested that Lenders agree to amend the Credit Agreement to (i) permit the sale of Borrowers’ general unsecured claim in respect of certain accounts receivable and (ii) permit the Borrowers to retain receipt of a limited amount of insurance proceeds received in respect of an insurance claim for certain casualty losses at Borrowers’ Louisville, Kentucky switch site;

WHEREAS, Lenders are willing to agree to the requested amendments on the terms and conditions contained herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall have their defined meanings when used herein.

2. Amendment to Credit Agreement.

(a) Section 1.1 of the Credit Agreement shall be amended by adding thereto the following new definitions in their proper alphabetical order:

“‘Retained Louisville Insurance Proceeds’: the first $2,000,000 in insurance proceeds paid in respect of the water damage to Borrowers’ Louisville, Kentucky switch site, which amount includes (a) $500,000 previously paid to and retained by the Borrowers and (b) $500,000 previously paid to and, as of the date hereof, maintained in a collateral account for the benefit of the Lenders; provided, however, that the Lenders shall not release the $500,000 or any other proceeds held in the collateral account unless and until the Borrowers’ sell the MCI Accounts and prepay the Loans in accordance with Sections 9.2(b)(ii) and

2.10(b), respectively; provided, further, that in the event such sale and prepayment do not occur, the aggregate amount of the Retained Louisville Insurance Proceeds shall be reduced to the first $500,000 in insurance proceeds described in clause (a) above, the $500,000 described in clause (b) above shall continue to be maintained in the collateral account for the benefit of the Lenders and any additional insurance proceeds paid shall be used to prepay the Loans in accordance with Section 2.10(b).”

“‘MCI Accounts’: the pre-petition accounts receivable created by or arising from the sale of goods and/or the rendition of services by Borrowers to MCI WorldCom prior to MCI WorldCom’s bankruptcy filing on July 21, 2002.”

“‘MCI WorldCom’: MCI WorldCom Network Services Inc. or a subsidiary thereof”

(b) The definition of “Asset: Disposition” set forth in Section 1.1 of the Credit Agreement shall be amended by deleting the same in its entirety and substituting therefor for the following:

“‘Asset Disposition’: means any sale or other disposition, or series of sales or other dispositions (including by merger or consolidation, and whether by operation of law or otherwise), made on or after the date hereof by any Loan Party or any of its Subsidiaries to any Person of (a) all or substantially all of the outstanding Stock of any of its Subsidiaries, (b) all or substantially all of its assets or the assets of any division of any Borrower or any of its Subsidiaries or (c) any other asset or assets which, when taken together with all sales or other dispositions of assets not covered by the foregoing clauses (a) and (b), yield proceeds or involve assets having a fair market value in excess of $100,000 in any twelve-month period, other than as a result of (x) the casualty or condemnation of such assets the proceeds of which do not exceed $500,000 in the aggregate, (y) the water damage occurring January 2003 and affecting certain of Borrowers’ office and switch equipment located at Borrowers’ Louisville, Kentucky switch site but only to the extent of the Retained Louisville Insurance Proceeds paid in respect of such casualty and (z) an upgrade of any existing asset so long as the replacement asset is acquired within five (5) Business Days of such disposition; provided that in the case of clauses (x) and (y) above, such proceeds shall be reinvested in productive assets useable in Borrowers’ business on or before 180 days after receipt thereof.”

(c) Section 9.2(b) of the Credit Agreement shall be amended by deleting the same in its entirety and substituting therefor the following:

“(b) Assign, convey, sell or otherwise dispose of or encumber its interest in the Collateral, or any part thereof (including execution of any lease), or permit any such action to be taken, except for the following:

(i) sales and other dispositions of equipment and inventory in the ordinary course of business for fair value, not exceeding $400,000 per year in the aggregate; and

(ii) the sale of Borrowers’ general unsecured claim against MCI WorldCom in respect of the MCI Accounts, provided, that such sale is consummated on or before November 30, 2003.”

3. Representations and Warranties. In order to induce Administrative Agent and Lenders to enter into this Amendment, the Loan Parties hereby represent and warrant to Administrative Agent and Lenders that the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (after giving effect hereto), except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date.

4. Conditions to Effectiveness. This Amendment shall be effective on the date when the following conditions shall have occurred (the “Second Amendment Effective Date”):

(a) Administrative Agent shall have executed this Amendment and shall have received counterparts hereof, duly executed and delivered by Borrowers, Holdings and the Lenders;

(b) Holdings shall have executed the Acknowledgement and Consent attached as Exhibit A to this Amendment; and

(c) Administrative Agent’s counsel, Weil, Gotshal & Manges LLP, shall have received all fees and expenses owing to date.

5. Reference to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like or similar import shall mean and be a reference to the Credit Agreement, as modified and amended by this Amendment.

6. Governing Law and Jurisdiction. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7. Expenses. Borrowers agree to pay and reimburse Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.

8. Headings. Section headings in the Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts. This Amendment may he executed by the parties hereto in any number of separate counterparts (including by facsimile transmission) and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrowers and Holdings and their respective successors and assigns, and upon Administrative Agent and Lenders and their respective successors and assigns.

11. Continuing Effect. Except as expressly amended hereby, the Credit Agreement, as amended by this Amendment, shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of Borrowers that would require an amendment, waiver or consent of Administrative Agent or Lenders except as expressly stated herein. Any reference to the “Credit Agreement” in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

12. NO ORAL AGREEMENTS. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

13. General Waiver and Release. IN ADDITION, TO INDUCE ADMINISTRATIVE AGENT AND LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, LOAN PARTIES (BY THEIR EXECUTION BELOW) REPRESENT AND WARRANT THAT AS OF THE DATE OF THEIR EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO THEIR RESPECTIVE OBLIGATIONS UNDER THE CREDIT AGREEMENT, THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS. NOTWITHSTANDING THE FOREGOING, IN THE EVENT THERE EXIST ANY SUCH CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS, LOAN PARTIES (BY THEIR EXECUTION BELOW) HEREBY:

(A) FOREVER GENERALLY WAIVE ANY AND ALL CLAIMS, OFFSETS, DEFENSES AND/OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING ON OR PRIOR TO THE DATE OF THEIR EXECUTION OF THIS AMENDMENT; AND

(B) FOREVER RELEASE, ACQUIT AND DISCHARGE THE RELEASED PARTIES FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES,

CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH ANY LOAN PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING ON OR PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE CREDIT AGREEMENT, THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND HEREIN.

The provisions of this Section 13, including without limitation the representations and warranties contained herein, shall survive termination of this Amendment indefinitely.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

Borrower Representative and Guarantor:

US LEC CORP.

By:	/s/ Michael K. Robinson
Name:	Michael K. Robinson
Title:	Executive Vice President and Chief
Financial Officer

Borrowers:

US LEC OF ALABAMA INC.
US LEC COMMUNICATIONS INC.
US LEC OF FLORIDA INC.
US LEC OF GEORGIA INC.
US LEC OF MARYLAND INC.
US LEC OF NORTH CAROLINA INC.
US LEC OF PENNSYLVANIA INC.
US LEC OF SOUTH CAROLINA NC.
US LEC OF TENNESSEE INC.
US LEC OF VIRGINIA L.L.C.
US LEC ACQUISITION CO.

By:	/s/ Michael K. Robinson
Name:	Michael K. Robinson
Title:	Executive Vice President and Chief
Financial Officer

[SIGNATURE PAGE TO SECOND AMENDMENT]

GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent

By:	/s/ E. Keith Min
Name:	E. Keith Min
Title:	Senior Vice President
VFS Special Assets

[SIGNATURE PAGE TO SECOND AMENDMENT]

QDRF MASTER LTD., as a Lender

By:	QDRA LLC
Its Advisor

By:	/s/ Michael A. Weinstock
Name:	Michael A. Weinstock
Title:	Managing Principal

QUADRANGLE MASTER FUNDING
LTD, as a Lender

By:	QDRA LLC
Its Advisor

By:	/s/ Michael A. Weinstock
Name:	Michael A. Weinstock
Title:	Managing Principal

[SIGNATURE PAGE TO SECOND AMENDMENT]

QUADRANGLE CAPITAL PARTNERS
A LP, as a Lender

By:	Quadrangle GP Investors LP, its
General Partner

By:	Quadrangle GP Investors LLC, as
General Partner of the General Partner

By:	/s/ Joshua Steiner
Name:	Joshua Steiner
Title:	Managing Principal

QUADRANGLE CAPITAL PARTNERS
LP, as a Lender

By:	Quadrangle GP Investors LP, its
General Partner

By:	Quadrangle GP Investors LLC, as
General Partner of the General Partner

By:	/s/ Joshua Steiner
Name:	Joshua Steiner
Title:	Managing Principal

QUADRANGLE SELECT PARTNERS
LP, as a Lender

By:	Quadrangle GP Investors LP, its
General Partner

By:	Quadrangle GP Investors LLC, as
General Partner of the General Partner

By:	/s/ Joshua Steiner
Name:	Joshua Steiner
Title:	Managing Principal

[SIGNATURE PAGE TO SECOND AMENDMENT]

U.S. BANK NATIONAL ASSOCIATION
as a Lender

By:	/s/ David Kopolow
Name:	David Kopolow
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

DSC PARTNERS
as a Lender

By:	/s/ Andrew G. Blucher
Name:	Andrew G. Blucher
Title:	Managing Partner

[SIGNATURE PAGE TO SECOND AMENDMENT]

ACKNOWLEDGEMENT AND CONSENT

The undersigned hereby:

(a) acknowledges and consents to the execution, delivery and performance of (i) the Second Amendment dated November     , 2003, to the Third Amended and Restated Loan and Security Agreement, dated as of December 31, 2002 (as the same may be amended, amended, and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined in the Credit Agreement shall have their defined meanings when used herein), among the entities party to the Credit Agreement as Borrowers thereunder (each individually a “Borrower” and collectively, “Borrowers”), US LEC Corp., a Delaware corporation (“Holdings”), as Guarantor and Borrower Representative, each financial institution or entity listed on the signature pages thereof as a “Lender” and the other financial institutions or entities which become parties thereto as successors or assigns (each a “Lender” and collectively, “Lenders”), and General Electric Capital Corporation (in its individual capacity, “GE Capital”), as administrative agent for Lenders (in such capacity, “Administrative Agent”); and

(b) ratifies and confirms that all guaranties, assurances, obligations and liens under the Loan Documents are not released, diminished, impaired, reduced or otherwise adversely affected and agrees that such execution, delivery and performance shall not in any way affect such Persons obligations under any Loan Document to which such Person is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim whatsoever.

Dated: November     , 2003

US LEC CORP.,
as a Guarantor

By:	/s/ Michael K. Robinson
Name:	Michael K. Robinson
Title:	Executive Vice President and Chief
Financial Officer